UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 9, 2013
WESTERN REFINING LOGISTICS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-36114 (Commission File Number)	46-3205923 (IRS Employer Identification No.)

123 West Mills Avenue, Suite 200
El Paso, Texas 79901
(Address of principal executive office) (Zip Code)
(915) 534-1400
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosures.
On December 9, 2013, Western Refining Logistics, LP (the “Partnership”) issued a press release announcing that management will participate in the Wells Fargo Securities 2013 Energy Symposium in New York City, on Tuesday, December 10, 2013. The presentation is currently scheduled for 3:20 pm ET on Tuesday, December 10, 2013, and will be webcast live. A link to the live webcast and presentation will be available on the Investor Relations section of the Partnership’s website at www.wnrl.com beginning December 10, 2013, and will remain available on www.wnrl.com in accordance with the Partnership’s investor presentation archive policy.

The information contained in this Current Report on Form 8-K (including the exhibits) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01     Financial Statements and Exhibits.
Exhibits

99.1	Press Release dated December 9, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
WESTERN REFINING LOGISTICS, LP
By Western Refining Logistics GP, LLC, its general partner

By:	/s/ Gary R. Dalke Name: Gary R. Dalke Title: Chief Financial Officer
Dated: December 9, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 9, 2013.

3